EXHIBIT 10.20


                              AMENDED AND RESTATED

                          REGISTRATION RIGHTS AGREEMENT

         This Amended and Restated Registration Rights Agreement (the "Agreement") dated this 13th day of May, 1997, by and between SMART CHOICE AUTOMOTIVE GROUP, INC., a Florida corporation (the "Company") and SIRROM CAPITAL CORPORATION, a Tennessee corporation (together with any subsequent assignees or transferees of capital stock of the Company or rights thereto subject to the provisions hereof, the "Holder").


                                   WITNESSETH:

         WHEREAS, the Company and Holder entered into a Registration Rights Agreement dated March 13, 1997 (the "Registration Rights Agreement"), simultaneously with the delivery by the Company to the Holder of the Company's Convertible Senior Promissory Note dated March 13, 1997 in the principal amount of $3,500,000 (the "Initial Note"), pursuant to the provisions of that certain Loan Agreement, dated as of March 13, 1997, between the Company, as borrower, and Holder, as lender (the "Initial Loan Agreement"), and the terms of the Initial Note provide that the outstanding principal balance thereof is convertible into shares of common stock, par value $.01 per share, of the Company (the "Common Stock") at the option of the holder of the Initial Note;

         WHEREAS, simultaneously with the delivery of the Initial Note, each of Conlon Smart Choice Finance Trust, a Florida trust, and Parker Smart Choice Finance Trust, a Florida trust (hereinafter individually or collectively referred to as the "Grantor"), granted Holder, pursuant to certain Stock Option Agreements dated March 13, 1997 (collectively, the "Stock Option Agreement"), by and among the Company, Holder and the respective Grantor, an option (the "Option") to purchase 150,000 shares, for an aggregate of 300,000 shares, of Common Stock owned by Grantor (the shares of Common Stock transferred or transferable upon exercise of this Option hereinafter referred to as the "Option Shares");

         WHEREAS, the Company has requested that the Holder extend a further loan to the Company in the amount of four million and no/100ths Dollars ($4,000,000.00), which loan is to be evidenced by a Convertible Senior Promissory Note of even date herewith (the " May Note") and pursuant to the terms of the Loan Agreement dated May 13, 1997 (the "May Loan Agreement"), and the May Note provides that the outstanding principal balance thereof shall be convertible into shares of Common Stock at the option of the holder of the May Note; and

         WHEREAS, as a further inducement to Holder to make the loan pursuant to the May Loan Agreement, the Company has agreed to amend and modify the rights of Holder under, and to amend and restate, the Registration Rights Agreement.

         NOW, THERFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, amend and restate the Registration Rights Agreement as follows:

         Section 1.        REQUESTED REGISTRATION.

         (a) DEMAND RIGHT. If at any time on or after the first anniversary of the date of this Agreement the Company shall receive from the Holder a written request that the Company effect any registration with respect to Registrable Securities (as defined in Section 11 hereof) in an offering to be firmly underwritten by underwriters selected by the Holder (subject to the consent of the Company, which consent will not be unreasonably withheld), the Company will as soon as practicable, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request. The Company shall only be required to effect, pursuant to this Section 1, three (3) registrations of Registrable Securities.

         (b) PROVISO. The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1:

                  (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                  (ii) during the period starting with the date fifteen (15) days prior to the Company's good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                  (iii) if the market value of the number of shares of Common Stock requested to be included in each registration pursuant to this
         Section 1 does not exceed $3,000,000 as of the date of Holder's request pursuant to Subsection (a) hereof.

         (c) DEFERRAL OF REGISTRATION. The Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holder; PROVIDED, HOWEVER, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be materially detrimental to the Company because there exist bona fide financing, acquisition or other activities of the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing (except as provided in subsection (b)(ii) above) for a period of not more than ninety (90) days after receipt of the request of the Holder, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

         The registration statement filed pursuant to the request of the Holder may, subject to the provisions of Sections 1(b) and 8 hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company, provided that all the Registrable Shares for which the Holder has requested registration shall be covered by such registration statement before any other securities are included.

         (d) PROCEDURES. In any registration pursuant to this Section 1, if the Company shall request inclusion of securities to be sold for its own account, or if other persons entitled to incidental registrations shall request inclusion in such registration, the Holder shall offer to include such securities in the underwriting and may condition such offer on the acceptance by the Company or such other persons of the further applicable provisions of this Agreement. The Company shall (together with all such other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Holder, which underwriters are reasonably acceptable to the Company. Notwithstanding any other provision of this Section, if the representative of the underwriters advises the Holder of the need for an Underwriter's Cutback, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 8 hereof. If a person who has requested inclusion in such registration as provided in this Section 1(e) does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Holder, and the securities owned by such person(s) shall be withdrawn from registration (the "WITHDRAWN SECURITIES"). If there are any Withdrawn Securities and if there was an Underwriter's Cutback, then the Company, if permitted by the underwriter, shall offer to all holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of Withdrawn Securities that would have been included in the registration after giving effect to the Underwriter's Cutback had such securities not been withdrawn, with such shares to be allocated among such holders requesting additional inclusion in accordance with Section 8.

         Section 2. "PIGGYBACK" REGISTRATION.

         (a) NOTICE AND PROCEDURES. If the Company at any time after the date of this Agreement proposes to register any of its securities under the Securities Act (other than in connection with a merger or pursuant to Form S-8 or other comparable form not available for registering the Registrable Securities for sale to the public), the Company shall request that the managing underwriter (if any) of such stock offering include the Registrable Securities in the registration statement for the public offering in such registration. If such managing underwriter agrees to include the Registrable Securities in the registration statement relating to such stock offering, the Company shall at such time give prompt written notice to the Holder of its intention to effect such registration and of the Holder's right under such proposed registration, and upon the request of the Holder delivered to the Company within twenty (20) days after giving such notice
(which request shall specify the Registrable Securities intended to be disposed of by the Holder), the Company shall include such Registrable Securities held by the Holder requested to be included in such registration; PROVIDED, HOWEVER, that:

                  (i) If, at any time after giving such written notice of the Company's intention to register any of the Holder's Registrable Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to file the registration statement wherein the Registrable Securities are being registered or to delay the registration of such Registrable Securities, at its sole election, the Company may give written notice of such determination to the Holder and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay Registration Expenses in connection therewith or to register the Registrable Securities in a subsequent registration); and in the case of a determination to delay a registration, the Company shall thereupon be permitted to delay registering any Registrable Securities for the same period as the delay in respect of securities being registered for the Company's own account.

                  (ii) If the managing underwriter in such a stock offering shall advise the Company that it declines to include a portion of all of the Registrable Securities requested by the Holder to be included in the registration statement, then distribution of all or a specified portion of the Registrable Securities shall be excluded from such registration statement. In such event the Company shall given the Holder prompt notice of the number of shares of Registrable Securities excluded from such registration at the request of the managing underwriter. No such exclusion shall reduce the securities being offered by the Company for its own account to be included in such registration statement.

         (b) OPTION TO INCLUDE REGISTRABLE SECURITIES IN OFFERING. The Holder, subject to the provisions of Section 2(a) hereof shall have the option to include his Registrable Securities in the registration statement, relating to such stock offering. The Company shall not be required to include any of the Holder's Registrable Securities in the registration statement relating to an underwritten offering of the Company's securities unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided such terms are usual and customary for selling stockholders) and the Holder agrees to execute and/or deliver such documents in connection with such registration as the Company or the managing underwriter may reasonably request.

         (c) The Company may, in its sole discretion and without the consent of the Holder, withdraw such registration statement and abandon the proposed offering in which the Holder had requested to participate, but such abandonment shall not preclude subsequent request for registration pursuant to Section 2(a).

         (d) LOCK UP AGREEMENTS. If requested in writing by the Company and an underwriter of Common Stock for the Company, the Holder shall agree not to sell or otherwise transfer or dispose of any shares of Common Stock of the Company held by the Holder (other than those included in the registration statement) for a period following the effective date of a registration statement of the

Company filed under the Securities Act, PROVIDED that all officers and directors of the Company and all other holders of rights to registration of any other security of the Company enter into similar agreements identical in terms to that of the Holder (except for the holders of Public Warrants, the holder of the Underwriter's Unit Purchase Option and the non-officer and non-director Selling Shareholders referenced in the Company's Post-Effective Amendment No.
2 to the Registration Statement No. 33-96520-A).

         Section 3. REGISTRATION ON FORM S-3.

         (a) If at any time on or after the second anniversary of the date of this Agreement, after the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Agreement, the holders of Registrable Securities shall have the right to request registrations on Form S-3 or any comparable or successor form. Each such request shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by the Holder (including whether such resales are to be made on a continuous basis pursuant to Rule 415), PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration if (i) the Holder proposes to sell Registrable Securities on Form S-3 at an aggregate price to the public of less than $500,000, or (ii) in the event that the Company shall furnish the certification described in paragraph 1(b)(ii) or 1(c) (but subject to the limitations set forth therein), or (iii) the Company will be required to obtain an audit (other than for its normal year-end audit) for such registration to become effective. The Company shall only be required to effect one (1) registration of Registrable Securities pursuant to this Section 3 in each calendar year.

         (b) If a request complying with the requirements of Section 3 hereof is delivered to the Company, the provisions of Section 1(b)(i) and (ii) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Section 1(d) hereof shall also apply to such registration.

         Section 4. EXPENSES OF REGISTRATION.

         (a) COMPANY EXPENSE. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 1, 2, and 3 hereof, shall be borne by the Company; PROVIDED, HOWEVER, that Holder shall bear the Registration Expenses for any registration proceeding begun pursuant to Section 1 and subsequently withdrawn by the Holder registering shares therein, unless such withdrawal is based upon (A) material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holder at the time of its request for registration under Section 1, or (B) material adverse changes in the financial markets which result in a significant decline in the public market price for the Company's Common Stock of at least twenty percent (20%) from the date such registration proceeding is begun to the date of such withdrawal.

         (b) SELLING EXPENSES. All Selling Expenses relating to securities so registered shall be borne by the Holder pro rata on the basis of the number of shares of securities so registered on its behalf.

         Section 5. REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Agreement, the Company will use its best efforts to:

         (a) Prepare and file with the SEC a registration statement with respect to the securities to be registered on such form as the Company deems appropriate and is permitted or qualified to use, and shall use all reasonable efforts to cause such registration statement to become and remain effective for a period of ninety (90) days or until the Holder has completed the distribution described in the registration statement relating thereto, whichever first occurs or, in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, for such period as shall be necessary to keep the registration statement effective until all such Registrable Securities are sold;

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

         (c) Furnish to the Holder, if any Registrable Securities are to be included in a registration statement, at a reasonable time prior to the filing thereof with the SEC, a copy of the registration statement (and each amendment thereto) in the form the Company proposes to file same; and furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Holder from time to time may reasonably request;

         (d) Notify the Holder as a seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

         (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and provide a transfer agent and registrar for all the securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

         (f) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen (18) months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

         (g) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 1 or 3 hereof, the Company and Holder will enter into an underwriting agreement containing customary underwriting provisions so as to effect the offer and sale of the Common Stock.

         Section 6. INDEMNIFICATION.

         (a) The Company will indemnify the Holder, each of its officers, directors and partners, and each person controlling the Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus (including any related registration statement, notification, or the like) incident to any registration under this Agreement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse the Holder, each of its officers, directors, partners, and each person controlling the Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

         (b) In connection with the registration or sale by the Holder of shares of Registrable Securities pursuant to this Agreement, the Holder will indemnify the Company, each of its directors, officers, partners, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors, officers, partners, underwriters, or control person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with written information furnished to the Company by the Holder, and stated to be specifically for use therein; PROVIDED, HOWEVER, that the obligations of the Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof (if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld); and PROVIDED that in no event shall any indemnity under this Section exceed the gross proceeds from the offering received by the Holder.

         (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party or parties required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

         (d) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         Section 7. INFORMATION BY HOLDER. The Holder shall furnish to the Company in writing and in a timely manner (which shall mean not sooner than two
(2) business days after the receipt by Holder of such request) such information regarding the Holder and the distribution proposed by the Holder as the Company or underwriters may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Agreement.

         Section 8. ALLOCATION OF REGISTRATION OPPORTUNITIES. In any circumstance in which all of the Registrable Securities and other shares Common Stock of the Company with registration rights (the "OTHER Shares") requested to be included in a registration on behalf of the Holder or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holder and the other selling stockholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by the Holder and such other selling stockholders. If the Holder or any other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to it pursuant to this procedure, the remaining portion of its allocation shall be reallocated among those requesting holders of Registrable Securities and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such holders and other selling stockholders, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holder and other selling stockholders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights or to include in that registration shares of stock issued to employees, officers, directors, or consultants pursuant to the Company's stock option plan.

         Section 9. MOST FAVORED NATION STATUS. The Company covenants and agrees with the Holder that if it hereafter grants to any person rights to registration with respect to securities of the Company on terms which are more favorable than the rights of Holder hereunder, then the Company shall automatically extend such rights to Holder and such further rights to registration shall be deemed to have been incorporated into this Agreement as if such fully set forth herein.

         Section 10. SURVIVAL OF RIGHTS; TERMINATION OF REGISTRATION RIGHTS. This Agreement shall be binding upon and inure to the benefit of any subsequent holder of either of the Notes or the Option, and the provisions of this Agreement shall survive the payment in full and/or the conversion of the Note or the exercise of the Option. The right of any holder of either of the Notes, the Option or any Registrable Securities to request registration or inclusion in any registration pursuant to this Agreement shall terminate on such date as all shares of Registrable Securities held or entitled to be held upon conversion by such holder shall equal less than one-quarter of one percent (00.25%) of the Company's outstanding Common Stock.

         Section 11. DEFINITIONS. Unless the context otherwise requires, the terms hereinafter set forth when sued herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

         "AFFILIATE" shall mean any Person (a) which directly or indirectly through one or more intermediaries controls, or is controlled by , or is under common control with, the Company, (b) which beneficially owns or holder 5% or more of any class of the Voting Stock of the Company or (c) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by the Company or a Subsidiary. The term "control" means take possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.

         "BUSINESS DAY" shall mean any day other than a Saturday, Sunday, or other day on which banks in Tennessee are authorized to close.

         "CONVERSION SHARES" shall mean the shares of Common Stock issued or issuable upon conversion of either of the Notes, in whole or in part.

         "HOLDER" shall mean Sirrom Capital Corporation or any of its wholly-owned subsidiaries, or any other holders of either of the Notes, the Option or any other Registrable Securities, provided that, in order to exercise rights to request registration under Section 1, any such person shall hold in the aggregate not less than twenty five percent (25%) of the shares of Common Stock received or receivable upon conversion of the initial aggregate principal amount of the Initial Note or the May Note, as the case may be.

         "NOTES" shall mean the Initial Note and the May Note.

         "OPTION SHARES" shall mean the shares of Common Stock transferred or transferable upon exercise of the Option, in whole or in part.

         "PERSON" shall mean an individual, partnership, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

         "REGISTER," "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement and such other action as might be required with respect to registration, qualification or compliance under applicable state securities laws.

         "REGISTRATION EXPENSES" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses (including counsel fees), expenses of any special audits incident to or required by any such registration and the reasonable fees and reasonable disbursements of counsel for the Holder, as a selling stockholder, but shall not include (a) Selling Expenses, (b) fees and expenses of any regular audit, (c) listing fees on a stock exchange or the NASDAQ national market, (d) fees of transfer agents and registrars and (e) costs of insurance, it being understood that the Company shall pay all of clauses (b) through (e) hereof.

         "REGISTRABLE SECURITIES" shall mean all (i) Conversion Shares, (ii) Option Shares and (iii) other shares of Common Stock held by the Holder; PROVIDED, HOWEVER, that Registrable Securities shall not include any shares of Common Stock which have previously been registered under the Securities Act.

         "RULE 144" shall mean Rule 144 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

         "RULE 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

         "SECURITY" shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

         "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

         "UNDERWRITER'S CUTBACK" shall mean a reduction in the number of shares to be included in any underwritten offering as the result of receipt of written notice from the representative of the underwriters to the effect that advise marketing factors require a limitation on the number of shares to be underwritten.

         "VOTING STOCK" shall mean Securities of any class or classes the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         Section 11. ARTICLE AND SECTION HEADINGS. Numbered and titled article and section headings are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Agreement.

         Section 12. NOTICE. Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, telexed, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), to the other party at the address set forth below, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery or telecopy or two (2) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand. For the purposes of this
Agreement:

The Address of Holder is:       Sirrom Capital Corporation
                                500 Church Street, Suite 200
                                Nashville, Tennessee  37219
                                Attention:        Craig Macnab
                                Telecopy No.      (615) 726-1208

with a copy to:                 Sherrard & Roe, PLC
                                424 Church Street, Suite 2000
                                Nashville, Tennessee  37219
                                Attention:        Donald I. N. McKenzie, Esq.
                                Telecopy No.      (615) 742-4539

The Address of Company is:      Smart Choice Automation Group, Inc.
                                P. O. Box 5637
                                Titusville, Florida 32783
                                Attention:        President
                                Telecopy No.:     (407) 383-8822

with a copy to:                 Greenberg Traurig
                                111 North Orange Avenue, Suite 2050
                                Orlando, Florida 32801
                                Attention:        Randolph H. Fields
                                Telecopy No.:     (407) 420-5909

         Section 13. SEVERABILITY. If any provisions(s) of this Agreement or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         Section 14. ENTIRE AGREEMENT. This Agreement represents the entire agreement between the parties hereto concerning the subject matter hereof, and all oral discussions and prior agreement are merged herein.

         Section 15. GOVERNING LAW AND AMENDMENTS. This Agreement shall be construed and enforced under the laws of the State of Tennessee applicable to contracts to be wholly performed in such State. No amendment or modification hereof shall be effective except in a writing executed by each of the parties hereto.

         Section 16. COUNTERPARTS. This Agreement may be executed in any number of counterparts and be different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

         Section 17. JURISDICTION AND VENUE. The Company and Grantor hereby consent to the jurisdiction of the courts of the State of Tennessee and the United States District Court for the

Middle District of Tennessee, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations arising under this Agreement or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any of such courts.

         IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.

                                      COMPANY:

                                      SMART CHOICE AUTOMOTIVE GROUP, INC.
                                      a Florida corporation


                                      By: /s/  JAMES NEAL HUTCHINSON, JR.
                                          --------------------------------
                                            James Neal Hutchinson, Jr.
                                            Assistant Vice President

                                      HOLDER:

                                      SIRROM CAPITAL CORPORATION,
                                      a Tennessee corporation


                                      By: /s/ CRAIG MACNAB
                                          --------------------------------
                                             Craig Macnab
                                             Vice President